UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549
                        _________________

                            FORM 8-K

                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934
                        _________________


                Date of Report: November 8, 2004
                (Date of earliest event reported)


                       TEMPLE-INLAND INC.
     (Exact Name of Registrant as Specified in its Charter)

      Delaware             001-08634             75-1903917
  (State or Other         (Commission           (IRS Employer
    Jurisdiction          File Number)       Identification No.)
 of Incorporation)


        1300 MoPac Expressway South, Austin, Texas 78746
  (Address of Principal Executive Offices, including Zip code)

                         (512) 434-5800
      (Registrant's telephone number, including area code)


                         Not Applicable
  (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the
     Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the
     Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b)
     under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 8.01.     Other Events

     On November 8, 2004, Temple-Inland Inc. (the "Company") issued a press release announcing that J. Patrick Maley III has been named Executive Vice President, Paper, with responsibility for the Company's corrugated packaging business. Mr. Maley, 42, joined the Company in 2003 and has served as group vice president, paperboard. Copies of the press release are furnished as exhibit 99.1 of this report.

Item 9.01.     Financial Statements and Exhibits.

     (c)  Exhibits.

     99.1 Press release issued by the Company on November 8, 2004, announcing that J. Patrick Maley III has been named Executive Vice President, Paper.



                            SIGNATURE

     Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              TEMPLE-INLAND INC.


Date: November 8, 2004        By:  /s/ M. Richard Warner
                                 -------------------------------
                                   Name:  M. Richard Warner
                                   Title: President

                          EXHIBIT INDEX

Exhibit     Description                                     Page
-------     ---------------------------------------------   ----

99.1        Press release issued by the Company on            4
            November 8, 2004, announcing that J. Patrick
            Maley III has been named Executive Vice
            President, Paper.